UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2008 (February 18, 2008)

INTERMOST CORPORATION
(Exact name of Registrant as specified in its charter)

Wyoming	0-3430	87-0418721
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

31st Floor, 3B31-23 Guomao Building, 005 Renmin Rd. (South)
Shenzhen, People’s Republic of China 518001

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 86-755-8221-0238

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Prior to the meeting the directors included, Fred Peck, Chia Hsun Wu, Rocky Wulianghai, Wilbert Kam, Catalina Chan, Deng Xiang Xiong. The four directors elected at the Special Shareholders Meeting were Fred Peck, Chia Hsun Wu, Rocky Wulianghai, and Hiroshi Shinohara.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective as of February 18, 2008, pursuant to a Special Shareholders Meeting, our Bylaws were amended to reduce the number of directors, within an authorized range of directors of three to seven, from seven to four.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	February 21, 2008	INTERMOST CORPORATION

		By:	/s/ Rocky Wulianghai
Rocky Wulianghai
Chief Executive Officer